Exhibit 99.2

Xometry Announces Unaudited Preliminary Fourth Quarter 2021 Results

ROCKVILLE, Md., January 31, 2022 (GLOBE NEWSWIRE) — Xometry (NASDAQ:XMTR), the AI-driven digital marketplace that connects enterprise buyers with manufacturers globally, today announced estimated unaudited preliminary revenue and gross profit margin for the three months ended December 31, 2021.

•	Preliminary total revenue for the fourth quarter 2021 is expected to be in the range of $65.5 million to $67.5 million.

•

Preliminary total revenue includes revenue from Thomas Publishing Company (“Thomas”) from the date of acquisition on December 9, 2021, which is expected to be in the range of $3.5 million to $4.5 million.

•

Excluding Thomas, preliminary Xometry revenue for the fourth quarter 2021 is expected to be in the range of $62.0 million to $63.0 million, compared to $38.0 million for the fourth quarter 2020. This represents year-over-year growth of 63-66%, and year-over-year growth of 80-83% after further excluding sales of masks by one customer from both periods.

•	In addition, we expect Xometry gross profit margin for the fourth quarter 2021, excluding Thomas, to be in the range of 27.3%-27.6% compared to 25.0% for the three months ended December 31, 2020.

Xometry expects to report its full fourth quarter and fiscal year 2021 financial results after the market close on March 17, 2022. The preliminary financial results ranges described herein have not been audited and are subject to adjustment based on Xometry’s completion of year-end financial close processes.

Cautionary Information Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Forward-looking statements in this press release include, but are not limited to, the Company’s unaudited preliminary financial information for the fourth quarter of 2021. The preliminary financial information set forth in this press release is subject to the completion of the Company’s audit process and is subject to change. The estimated preliminary results included in this press release should not be viewed as a substitute for the Company’s annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). There can be no assurance that the estimated preliminary results will be realized, and you are cautioned not to place undue reliance on the preliminary financial information, which reflects management’s current expectations and anticipated results of operations, all of which are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, market trends, or industry results to differ materially from those expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “would,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties related to: competition, managing our growth, financial performance, including the impact of the COVID-19 pandemic on our business and operations and our ability to forecast our performance due to our limited operating history and the COVID-19 pandemic, investments in new products or offerings, our ability to attract buyers and sellers to our marketplace, legal proceedings and regulatory matters and developments, any future changes to our business or our financial or operating model, and our brand and reputation. The forward-looking statements contained in this press release are also subject to other risks and uncertainties that could cause actual results to differ from the results predicted, including those more fully described in our filings with the SEC, including our Quarterly Report on Form 10-Q for the period ended and September 30, 2021. All forward-looking statements in this press release are based on information available to Xometry and assumptions and beliefs as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

About Xometry

Xometry (NASDAQ: XMTR) powers the industries of today and tomorrow by connecting the people with big ideas to the manufacturers who can bring them to life. Xometry’s digital marketplace gives manufacturers the critical resources they need to grow their business while also making it easy for buyers at Fortune 1000 companies to tap into global manufacturing capacity.

Investor Contact:

Shawn Milne

VP Investor Relations

240-335-8132

shawn.milne@xometry.com

Press Contact:

Matthew Hutchison

415-583-2119

matthew.hutchison@xometry.com